Principal Exchange-Traded Funds
Supplement dated December 15, 2025
to the Statement of Additional Information
dated November 1, 2025

This supplement updates information contained in the Statement of Additional Information. Please retain this supplement for future reference.
On or about April 21, 2026, the Principal Investment Grade Corporate Active ETF will change its name to the Principal Investment Grade Corporate ETF. On that date, delete all references in this Statement of Additional Information to the Principal Investment Grade Corporate Active ETF, and replace with Principal Investment Grade Corporate ETF.
Additionally, on or about April 21, 2026, the primary listing exchange for shares of the Principal Investment Grade Corporate Active ETF will be changed from NYSE Arca to Cboe BZX. Accordingly, on that date, delete all references to NYSE Arca in relation to the Principal Investment Grade Corporate Active ETF and replace them with Cboe BZX.

LEADERSHIP STRUCTURE AND BOARD
In the Committee table, delete the members of the 15(c), Audit, Nominating and Governance, and Operations Committees and replace with the following:

Committee Members
15(c) Committee
Padelford L. Lattimer, Chair Katharin S. Dyer Karen McMillan
Audit Committee
Frances P. Grieb, Chair Craig Damos Victor L. Hymes Sharmila C. Kassam
Nominating and Governance Committee
Victor L. Hymes, Chair Craig Damos Frances P. Grieb Thomas A. Swank
Operations Committee
Thomas A. Swank, Chair Katharin S. Dyer Padelford L. Lattimer
Under Additional Information Regarding Board Members and Officers, in the PRINCIPAL FUNDS OFFICERS table, delete the row for Mandy L. Huebbe.
Under the Board Member and Officer Compensation section, delete the first paragraph and replace with the following:
The Principal Funds do not pay any remuneration to officers or to any Board Members listed above as Interested Board Members. The Board annually considers a proposal to reimburse PGI for certain expenses, including a portion of the compensation of the Chief Compliance Officer (“CCO”). If the proposal is adopted, these amounts are allocated across all Funds and the other PGI-sponsored registered investment companies for which the CCO serves as the Chief Compliance Officer.
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